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                                                                 EXHIBIT 10.2.13

                                                                       EXHIBIT B
                             CHARMING SHOPPES, INC.
                       1996 RESTRICTED STOCK AWARD PROGRAM
                           RESTRICTED STOCK AGREEMENT

         Agreement, dated as of ________________________, between CHARMING SHOPPES, INC. (the "Company") and ERROR! REFERENCE SOURCE NOT FOUND. ERROR! REFERENCE SOURCE NOT FOUND. ("Participant").

         It is agreed as follows:

1.       GRANT OF RESTRICTED STOCK.

         The Company hereby confirms the grant, under and pursuant to the Company's 1996 Restricted Stock Award Program (the "Plan"), to Participant on February 23, 1996 (the "Date of Grant") of ERROR! REFERENCE SOURCE NOT FOUND. of Restricted Stock. Under the Plan, each share of "Restricted Stock" represents the right to receive one share of the Company's Common Stock, issuable at a Distribution Date not later than April 15, 1997, and subject to a risk of forfeiture to the extent specified performance goals under the Company's Incentive Program for the fiscal year ending February 1, 1997 (the "IP") are not met and to other risks of forfeiture and conditions. No Common Stock will be issued to Participant in settlement of Restricted Stock until the applicable Distribution Date.

2.       INCORPORATION OF PLAN BY REFERENCE.

         The Restricted Stock has been awarded to Participant under the Plan, a copy of which is attached hereto. All of the terms, conditions, and other provisions of the Plan are hereby incorporated by reference into this Restricted Stock Agreement ("Agreement"). Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. Participant hereby accepts the award of Restricted Stock, acknowledges receipt of the attached copy of the Plan, and agrees to be bound by all the terms and provisions hereof and thereof (as presently in effect or hereafter amended), and by all decisions and determinations of the Committee under the Plan.



 THE DATE OF GRANT OF THE RESTRICTED STOCK IS ERROR! REFERENCE SOURCE NOT FOUND.
                AWARD NUMBER: ERROR! REFERENCE SOURCE NOT FOUND.
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3.       TERMS AND CONDITIONS OF RESTRICTED STOCK.

         The terms and conditions of the Restricted Stock awarded hereby shall be those set forth in Section 5 and other provisions of the Plan. Under the forfeiture provisions set forth in Sections 5(b)(i) and (ii), (i) if Participant fails to achieve at least 70% of each of the targeted performance goals of his or her annual incentive award under the IP for the Company's 1997 fiscal year, Participant will forfeit all of the Restricted Stock; (ii) if Participant achieves 100% or more of each of such targeted performance goals, Participant will forfeit none of the Restricted Stock; and (iii) if Participant achieves at least 70% but less than 100% of such targeted performance goals, Participant will forfeit a percentage of the Restricted Stock equal to 100% of the Restricted Stock minus the weighted average of the percentages of each of his or her targeted performance goals actually achieved. Section 5(b)(iii) provides for forfeiture if Participant is not continuously employed in a qualifying position through the Distribution Date.

4.       TAX WITHHOLDING.

         Unless otherwise determined by the Committee prior to the Distribution Date, the Company shall withhold from the shares of Common Stock to be issued and delivered at the Distribution Date in settlement of Restricted Stock that number of shares having a Fair Market Value, at the Distribution Date, equal to the amount of withholding taxes then required to be withheld.

5.       MISCELLANEOUS.

         This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the Restricted Stock awarded hereby, and supersedes any prior agreements or documents with respect to such Restricted Stock. No amendment, alteration, suspension, discontinuation, or termination of this Agreement which may impose any additional obligation upon the Company or materially and adversely affect the rights of Participant with respect to the Restricted Stock shall be valid unless in each instance such amendment, alteration, suspension, discontinuation, or termination is expressed in a written instrument duly executed in the name and on behalf of the Company and by Participant.

                                             CHARMING SHOPPES, INC.

                                             BY:
                                                ---------------------------
                                             NAME:


                                             PARTICIPANT:

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ERROR! REFERENCE SOURCE NOT FOUND.

Attachment:       1996 Restricted Stock Award Plan


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